Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Long-Term Debt
Debt
The Receivables Facility
In February 2012, MPI entered into a $300 million accounts receivable securitization facility, which was expanded to $400 million in July 2012, pursuant to (i) a Purchase and Contribution Agreement, between MPI and Mylan Securitization, and (ii) a Receivables Purchase Agreement, among Mylan Securitization, as seller, MPI, as originator and servicer, certain conduit purchasers, committed purchasers and letter of credit issuers from time to time party thereto (collectively, the “Purchasers”), certain purchaser agents from time to time party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as agent (the “Agent”). The Company agreed to enter into a performance guarantee with respect to the obligations of MPI under these agreements.

Under the Purchase and Contribution Agreement, MPI will sell, on an ongoing basis, certain accounts receivable, related assets and the right to the collections on those accounts receivable to Mylan Securitization. Once sold to Mylan Securitization, the accounts receivable, related assets and rights to collection described above will be separate and distinct from MPI’s own assets and will not be available to MPI’s creditors should MPI become insolvent. The servicing, administration and collection of the accounts receivable will be conducted by MPI, as servicer. Under the terms of the Receivables Purchase Agreement, Mylan Securitization may, from time to time, obtain up to $400 million (in the form of cash or letters of credit for the benefit of MPI) from the Purchasers through the sale of its interest in such receivables, related assets and collections. The size of the accounts receivable securitization facility may be increased from time to time, upon request by Mylan Securitization and with the consent of the purchaser agents and the Agent, up to a maximum of $500 million. Purchases under the Receivables Purchase Agreement will be repaid as accounts receivable are collected, with new purchases being advanced as new accounts receivable are originated by MPI and sold to Mylan Securitization, with settlement occurring monthly. Mylan Securitization has the option to reduce the commitments under the Receivables Purchase Agreement. Mylan Securitization’s assets have been pledged to the Agent in support of its obligations under the Receivables Purchase Agreement. Any amounts outstanding under the facility will be recorded as a secured loan and the receivables underlying any borrowings will continue to be included in accounts receivable, net, in the Consolidated Balance Sheets of the Company. The accounts receivable securitization facility has a term of three years.

The Receivables Purchase Agreement contains various customary affirmative and negative covenants and also contains customary default and termination provisions, which provide for acceleration of amounts owed under the Receivables Purchase Agreement upon the occurrence of certain specified events, including, but not limited to, failure by Mylan Securitization to pay interest and other amounts due, defaults on certain indebtedness, certain judgments, change in control, certain events negatively affecting the overall credit quality of transferred accounts receivable, bankruptcy and insolvency events.

As of December 31, 2012, the Consolidated Balance Sheets include $556.5 million of accounts receivable balances sold to Mylan Securitization, as well as $180 million of short-term borrowings. The interest rate on borrowings under this facility was approximately 0.99% at December 31, 2012.

Mylan Securitization holds trade accounts receivable whose cash flows are the primary source of repayment for its liabilities. Investors only have recourse to the assets held by Mylan Securitization. The Company is involved in these arrangements to the extent that it originates the accounts receivable and provides servicing activities.

Long-Term Debt
A summary of long-term debt is as follows:

(In thousands)	December 31, 2012	December 31, 2011
U.S. Term Loans	$1,156,250	$1,250,000
2017 Senior Notes	550,000	550,000
2018 Senior Notes	826,974	818,774
2020 Senior Notes	1,013,372	1,014,643
2023 Senior Notes	748,452	—
Cash Convertible Notes	1,136,768	937,160
Senior Convertible Notes	—	593,983
Other	132	3,666
	5,431,948	5,168,226
Less: Current portion	94,752	689,146
Total long-term debt	$5,337,196	$4,479,080

Senior Credit Facilities
In November 2011, the Company entered into a Senior Credit Agreement with a syndication of banks, which provided $1.25 billion in U.S. Term Loans (the “U.S. Term Loans”) and contains a $1.25 billion revolving facility (the “Revolving Facility,” and together with the U.S. Term Loans, the “Senior Credit Facilities”). Quarterly amortization payments due on the U.S. Term Loans were paid in March 2012, June 2012, September 2012 and December 2012, in the amount of $23.4 million for each quarter. At December 31, 2012, the Company had no amounts outstanding under the Revolving Facility. The interest rate on the Revolving Facility at December 31, 2012 was 1.61%.

The Revolving Facility consists of a $750 million U.S. dollar-denominated tranche (the “U.S. Revolving Facility”) and a $500 million alternative currency tranche (the “Alternative Currency Revolving Facility”). The U.S. Revolving Facility is available to the Company for borrowings in U.S. Dollars, and the Alternative Currency Revolving Facility is available to the Company for borrowings in U.S. Dollars, Euros, Sterling, Yen and such other currencies as are acceptable to each lender under the Alternative Currency Revolving Facility. The Revolving Facility includes a $125 million subfacility for the issuance of letters of credit and a $100 million subfacility for swingline borrowings. The Company may incur additional term loan commitments or increases in the amount of the commitments under the Revolving Facility (the “Incremental Commitments”) in an aggregate principal amount of up to $750 million plus any previously made scheduled or voluntary (other than any debt refinanced) principal payments of U.S. Term Loans from Lenders or other financial institutions designated by the Company, to the extent agreed by such Lenders or other financial institutions. The Senior Credit Facilities are guaranteed by substantially all of the Company’s domestic subsidiaries (the “Guarantors”). Prior to November 20, 2012, the Senior Credit Facilities were also secured by a pledge of the capital stock of substantially all direct subsidiaries of the Company and the Guarantors (limited to 65% of outstanding voting stock of foreign holding companies and any foreign subsidiaries) and substantially all of the other tangible and intangible property and assets of the Company and the Guarantors.

On November 20, 2012, the Company announced that Moody’s Investors Service (“Moody’s”) upgraded its corporate credit ratings to Baa3 from Ba1 and that Standard & Poor’s Ratings Services (“S&P”) upgraded its credit ratings to BBB- from BB+. The ratings upgrades caused a “covenant suspension period” to occur under the Senior Credit Facilities, which, among other things, suspended the requirement that it comply with the interest coverage ratio provided for therein, effectively suspended a number of negative covenants, including those limiting the amount of restricted payments, investments and prepayments of specified indebtedness, and modified the covenant as to the incurrence of indebtedness, for so long as the Company maintains an investment grade credit rating with both Moody’s and S&P. Additionally, the Company requested, and the Lenders approved, the release of all collateral from the security interest pursuant to the security documents. However, if the Company fails to maintain its investment grade credit rating with either Moody’s or S&P, then it will be required to comply with all of the covenants under the Credit Agreement that are currently suspended and reinstate the collateral.

As of December 31, 2012, the U.S. Term Loans currently bear interest at LIBOR plus 1.75% per annum, if the Company chooses to make LIBOR borrowings, or at a base rate plus 0.75% per annum. The applicable margins over LIBOR and the base rate for the Revolving Facility and the U.S. Term Loans can fluctuate based on a calculation of the Company’s Consolidated Leverage Ratio as defined in the Senior Credit Agreement. At December 31, 2012, the Company had no amounts outstanding under the Revolving Facility. The Company also pays a facility fee on the entire amount of the Revolving Facility. The facility fee is currently 0.35% per annum, but can decrease to 0.30% per annum based on the Company’s Consolidated Leverage Ratio, as defined in the Senior Credit Agreement.

The U.S. Term Loans mature on November 14, 2016 and require amortization payments of approximately $23.4 million per quarter in 2013, $31.3 million per quarter in 2014, $46.9 million per quarter in 2015 and $187.5 million per quarter in 2016. The Senior Credit Agreement requires prepayments of the U.S. Term Loans with the proceeds from (1) certain asset sales and casualty events, unless the Company’s Consolidated Leverage Ratio is equal to or less than 3.25 to 1.0, and (2) the proceeds from certain issuances of indebtedness not permitted by the Senior Credit Agreement. Amounts drawn on the Revolving Facility become due and payable on November 14, 2016 . The U.S. Term Loans and amounts drawn on the Revolving Facility may be voluntarily prepaid without penalty or premium.

The Senior Credit Agreement contains customary affirmative covenants for facilities of this type, including among others, covenants pertaining to the delivery of financial statements, notices of default and certain material events, maintenance of business and insurance, collateral matters and compliance with laws, as well as customary negative covenants for facilities of this type, including limitations on the incurrence of indebtedness and liens, mergers and certain other fundamental changes, investments and loans, acquisitions, transactions with affiliates, dispositions of assets, payments of dividends and other restricted payments, prepayments or amendments to the terms of specified indebtedness and changes in our lines of business. The Senior Credit Agreement contains a financial covenant requiring maintenance of a maximum consolidated leverage ratio.

The Senior Credit Agreement contains default provisions customary for facilities of this type, which are subject to customary grace periods and materiality thresholds.

Details of the interest rates in effect at December 31, 2012 and 2011 on the outstanding borrowings under the term loans are in the table below:

	December 31, 2012
(In thousands)	Outstanding	Basis	Rate
U.S. Term Loans:
Swapped to Fixed Rate - January 2014 (1)	$500,000	Fixed	2.35%
Swapped to Fixed Rate - March 2014 (1)	350,000	Fixed	2.20%
Floating Rate	306,250	LIBOR + 1.75%	1.96%
Total U.S. Term Loans	$1,156,250

	December 31, 2011
(In thousands)	Outstanding	Basis	Rate
U.S. Term Loans	$1,250,000	LIBOR + 2.00%	2.34%
____________

(1)
Effective January 2012, $500 million of the U.S. Term Loans have been swapped to a fixed rate of 0.60% plus the specified spread under the Senior Credit Agreement through January 2014. Effective March 2012, an additional $350 million of the U.S. Term Loans have been swapped to a fixed rate of 0.45% plus the specified spread under the Senior Credit Agreement through March 2014. Effective June 2012, $750 million of the currently effective swaps have been extended to maturities ranging from March 2016 to November 2016, thereby fixing a rate of 0.91% plus the specified spread on the underlying U.S. Term Loans, for the extension period. As of December 31, 2012, the specified spread under the Senior Credit Agreement was 175 basis points. These swaps have been designated as cash flow hedges of the variability in interest expense related to our variable rate debt.

Senior Notes
In May 2010, the Company issued $550 million aggregate principal amount of 7.625% Senior Notes due 2017 (the “2017 Senior Notes”) and $700 million aggregate principal amount of 7.875% Senior Notes due 2020 (the “2020 Senior Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. In July 2010, the Company privately placed $300 million aggregate principal amount of senior notes through a reopening of the 2020 Senior Notes. The notes were issued at a price of 105.5%, giving an effective yield to maturity of 7.087%. The 2017 Senior Notes and 2020 Senior Notes are the Company’s senior unsecured obligations and are guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries.

The 2017 Senior Notes bear interest at a rate of 7.625% per year, accruing from May 19, 2010. Interest on the 2017 Senior Notes is payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2011. The 2017 Senior Notes will mature on July 15, 2017, subject to earlier repurchase or redemption in accordance with the terms of the indenture. The 2020 Senior Notes bear interest at a rate of 7.875% per year, accruing from May 19, 2010. Interest on the 2020 Senior Notes is payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2011. The 2020 Senior Notes will mature on July 15, 2020, subject to earlier repurchase or redemption in accordance with the terms of the indenture. At December 31, 2012, the $1.01 billion of debt associated with the 2020 Senior Notes includes a $13.4 million premium.

The Company may redeem some or all of the 2017 Senior Notes at any time prior to July 15, 2014, and some or all of the 2020 Senior Notes at any time prior to July 15, 2015, in each case at a price equal to 100% of the principal amount redeemed plus accrued and unpaid interest, if any, to the redemption date and an applicable make-whole premium set forth in the indenture. On or after July 15, 2014 in the case of the 2017 Senior Notes, and on or after July 15, 2015 in the case of the 2020 Senior Notes, the Company may redeem some or all of the 2017 Senior Notes and 2020 Senior Notes of such series at redemption prices set forth in the indenture, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to July 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of either series of the 2017 Senior Notes and 2020 Senior Notes at a specified redemption price set forth in the indenture with the net cash proceeds of certain equity offerings. If the Company experiences certain change of control events, it must offer to repurchase the 2017 Senior Notes and 2020 Senior Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

In November 2010, the Company issued $800 million aggregate principal amount of 6.0% Senior Notes due 2018. These notes were issued in a private offering exempt from the registration requirements of the Securities Act to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The 2018 Senior Notes are Mylan’s senior unsecured obligations and are guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries.

The 2018 Senior Notes bear interest at a rate of 6.0% per year, accruing from November 24, 2010. Interest on the 2018 Senior Notes is payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2011. The 2018 Senior Notes will mature on November 15, 2018, subject to earlier repurchase or redemption in accordance with the terms of the indenture. At December 31, 2012, the $827.0 million of 2018 Senior Notes is net of an $9.7 million discount and includes a fair value adjustment of $36.6 million. The Company has entered into interest rate swaps that convert $500 million of the outstanding fixed rate 2018 Senior Notes principal to a variable rate. The variable rate was 3.27% at December 31, 2012.

The Company may redeem some or all of the 2018 Senior Notes at any time prior to November 15, 2014 at a price equal to 100% of the principal amount redeemed plus accrued and unpaid interest, if any, to the redemption date and an applicable make-whole premium set forth in the indenture. On or after November 15, 2014 the Company may redeem some or all of the 2018 Senior Notes at redemption prices set forth in the indenture, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to November 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the 2018 Senior Notes at a specified redemption price set forth in the indenture with the net cash proceeds of certain equity offerings. If the Company experiences certain change of control events, it must offer to repurchase the 2018 at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

In May 2010, the Company used $1.00 billion of the net proceeds of the initial 2017 Senior Notes and 2020 Senior Notes offering to repay a portion of the U.S. Tranche B Term Loans due under the terms of its Prior Credit Agreement. In September 2010, the Company also repaid an additional amount of $300.0 million of debt under the Prior Credit Agreement, by repaying the remaining balance of the U.S. Tranche A Term Loans and a portion of the U.S. Tranche B Term Loans, using cash on hand. In November 2010, the Company used $800 million of gross proceeds from the 2018 Senior Notes offering to repay an additional portion of the U.S. Tranche B Term Loans due under the terms of its Prior Credit Agreement. As a result of these repayments, the Company reduced senior secured leverage and extended the maturity profile of Mylan’s outstanding indebtedness.

In December 2012, the Company issued $750 million aggregate principal amount of 3.125% Senior Notes due 2023 (“2023 Senior Notes”). These notes were issued in a private offering exempt from the registration requirements of the Securities Act to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The 2023 Senior Notes are Mylan’s senior unsecured obligations and are guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries.

The 2023 Senior Notes bear interest at a rate of 3.125% per year, accruing from December 21, 2012. Interest on the 2023 Senior Notes is payable semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2013. The 2023 Senior Notes will mature on January 15, 2023, subject to earlier repurchase or redemption in accordance with the terms of the indenture. At December 31, 2012, the $748.5 million of debt associated with the 2023 Senior Notes includes a $1.5 million discount.

The Company may redeem some or all of the 2023 Senior Notes at any time prior to maturity at a price equal to the greater of 100% of the principal amount of notes being redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 20 basis points, plus in each case accrued and unpaid interest on the notes being redeemed accrued to the redemption date.

Cash Convertible Notes
In September 2008, Mylan issued $575 million aggregate principal amount of Cash Convertible Notes due 2015 (the “Cash Convertible Notes”). The Cash Convertible Notes bear stated interest at a rate of 3.75% per year, accruing from September 15, 2008. The effective interest rate used for interest expense purposes is 9.5%. Interest is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2009. The Cash Convertible Notes will mature on September 15, 2015, subject to earlier repurchase or conversion. Holders may convert their notes subject to certain conversion provisions determined by the market price of the Company’s common stock, specified distributions to common shareholders, a fundamental change, and certain time periods specified in the purchase agreement. The Cash Convertible Notes had an initial conversion reference rate of 75.0751 shares of common stock per $1,000 principal amount (equivalent to an initial conversion reference price of $13.32 per share), subject to standard anti-dilution adjustments, with the principal amount and remainder payable in cash. These adjustments include stock splits, issuances of dividends, rights, warrants, other securities, indebtedness, other assets or property to all holders of our common stock, or other issuances to all holders of our common stock on a preferential basis, and are designed to protect the economic position of the note holder by restoring the value of the note from the impact of such dilutive transactions. The Cash Convertible Notes are not convertible into our common stock or any other securities under any circumstance.

On September 15, 2008, concurrent with the sale of the Cash Convertible Notes, Mylan entered into a convertible note hedge and warrant transaction with certain counterparties. Pursuant to the warrant transactions, the Company sold to the counterparties warrants to purchase in the aggregate up to approximately 43.2 million shares of Mylan common stock, subject to anti-dilution adjustments substantially similar to the anti-dilution adjustments for the Cash Convertible Notes, which under most circumstances represents the maximum number of shares that underlie the conversion reference rate for the Cash Convertible Notes. The sold warrants had an exercise price of $20.00 and will be net share settled, meaning that Mylan will issue a number of shares per warrant corresponding to the difference between its share price at each warrant expiration date and the exercise price. The warrants meet the definition of derivatives under the guidance in ASC 815; however, because these instruments have been determined to be indexed to the Company’s own stock and meet the criteria for equity classification under ASC 815-40, the warrants have been recorded in shareholders’ equity in the Consolidated Balance Sheets.

In the third quarter of 2011, the Company entered into amendments with the counterparties to exchange the original warrants with an exercise price of $20.00 (the “Old Warrants”) with new warrants with an exercise price of $30.00 (the “New Warrants”). Approximately 41.0 million of the Old Warrants were exchanged in the transaction. All other terms and settlement provisions of the Old Warrants remain unchanged in the New Warrants. As part of the amendments, the Company paid the holders of the Old Warrants approximately $3.66 per warrant or $150 million in total.

At December 31, 2012, the total liability of $1.14 billion consists of $500.5 million of debt ($575.0 million face amount, net of $74.5 million discount) and the bifurcated conversion feature with a fair value of $636.3 million recorded as a liability within long-term debt at December 31, 2012. Additionally, the Company has purchased call options, which are recorded as assets at their fair value of $636.3 million within other assets at December 31, 2012. At December 31, 2011, the total liability of $937.2 million consisted of $477.2 million of debt ($575.0 million face amount, net of $97.8 million discount) and the bifurcated conversion feature with a fair value of $460.0 million recorded as a liability within other long-term obligations in the Consolidated Balance Sheets. The purchased call options are assets recorded at their fair value of $460.0 million within other assets in the Consolidated Balance Sheets at December 31, 2011.

Holders may convert their notes subject to certain conversion provisions including (i) during any quarter if the closing price of our common stock exceeds 130% of the respective conversion price per share. During a defined period at the end of the previous quarter; (ii) during a defined period following five consecutive trading days in which the trading price per $1,000 principal amount was less than 98% of the product of the closing price of our common stock on such day and the applicable conversion reference rate; (iii) if the Company makes specified distributions to holders of our common stock including sales of rights or common stock on a preferential basis, certain distribution of assets or other securities or rights to all holders of our common stock or certain transactions resulting in substantially all shares of our common stock being converted into cash, securities or other property; or (iv) upon a change of control or if our securities cease to be traded on a major U.S. stock exchange. The amount payable per $1,000 notional bond would be calculated as the product of (1) the conversion reference rate (currently 75.0751) and (2) the average Daily Volume Weighted Average Price per share of common stock for a specified period following the conversion date. Any payment above the principal amount is matched by a convertible note hedge.

As of December 31, 2012, because the closing price of our common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day in the December 31, 2012 period, was more than 130% of the applicable conversion reference price of $13.32, the $575.0 million of Cash Convertible Notes was currently convertible. During the quarter ending December 31, 2012, the Company received requests to convert $1.0 million of the Cash Convertible Notes. These requests will require the Company to pay the full conversion value in cash in March 2013. Accordingly, $1.0 million of the balance outstanding under the Cash Convertible Notes has been reclassified to short-term debt as of December 31, 2012. Although the Company’s experience has been that convertible debentures are not normally converted by investors until close to their maturity date, it is possible that additional debentures could be converted prior to their maturity date if, for example, a holder perceives the market for the debentures to be weaker than the market for the common stock. Upon an investor’s election to convert, the Company is required to pay the full conversion value in cash. Any payment above the principal amount is matched by a convertible note hedge. Should additional holders elect to convert, the Company may elect to draw on its Revolving Facility to fund any principal payments.

Senior Convertible Notes
In March 2007, Mylan issued $600 million aggregate principal amount of 1.25% Senior Convertible Notes due 2012 (the “Senior Convertible Notes”). At December 31, 2011, the $594.0 million of debt was net of $6.0 million discount, which was included in the current portion of long-term debt. The effective interest rate used for interest expense purposes was 6.4%. Interest was payable semiannually in arrears on March 15 and September 15 of each year, beginning September 15, 2007. The Senior Convertible Notes matured on March 15, 2012 and were repaid in full.

Fair Value
At December 31, 2012, the fair value of the Senior Notes was approximately $3.43 billion, and at December 31, 2011, the fair value of the Senior Notes and Senior Convertible Notes was approximately $3.15 billion. At December 31, 2012 and December 31, 2011, the fair value of the Cash Convertible Notes was approximately $1.22 billion and $1.00 billion, respectively. The fair values of the Senior Notes and Cash Convertible Notes were valued at quoted market prices from broker or dealer quotations and were classified as Level 2 in the fair value hierarchy. Based on quoted market rates of interest and maturity schedules for similar debt issues, the fair values of the U.S. Term Loans and Revolving Facility, determined based on Level 2 inputs, approximate their carrying values at December 31, 2012 and December 31, 2011.

Mandatory minimum repayments remaining on the outstanding borrowings under the term loans and notes at December 31, 2012, excluding the discounts, premium and conversion features, are as follows for each of the periods ending December 31:

(In thousands)	U.S. Term Loans	Cash Convertible Notes	2017 Senior Notes	2018 Senior Notes	2020 Senior Notes	2023 Senior Notes	Total
2013	$93,750	$1,002	$—	$—	$—	$—	$94,752
2014	125,000	—	—	—	—	—	125,000
2015	187,500	573,998	—	—	—	—	761,498
2016	750,000	—	—	—	—	—	750,000
2017	—	—	550,000	—	—	—	550,000
Thereafter	—	—	—	800,000	1,000,000	750,000	2,550,000
Total	$1,156,250	$575,000	$550,000	$800,000	$1,000,000	$750,000	$4,831,250